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                                                                      EXHIBIT 22
                       K N ENERGY, INC. AND SUBSIDIARIES
                         SUBSIDIARIES OF THE REGISTRANT

Name of Company                                                               State of Incorporation
- ---------------                                                               ----------------------
AOG Consulting, Inc. (inactive) . . . . . . . . . . . . . . . . . . . . . . . . . .  Texas
AOG Holdings, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Delaware
AOG Management, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Delaware
American Energy Exploration Company (inactive)  . . . . . . . . . . . . . . . . . .  Texas
American Energy Holdings, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . .  Delaware
American Gas Storage, L.P.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Texas
American Gathering, L.P.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Texas
American Oil & Gas Corporation  . . . . . . . . . . . . . . . . . . . . . . . . . .  Delaware
American Pipeline Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Delaware
American Processing, L.P. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Texas
American Webb, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Delaware
Anthem Energy Company, L.P. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Texas
Caprock Pipeline Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Delaware
Colorado Gasmark, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Colorado
Gas Marketing, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Delaware
GASCO, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Colorado
Industrial Mechanics, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Utah
K N Dakota Company (inactive) . . . . . . . . . . . . . . . . . . . . . . . . . . .  Colorado
K N Front Range Gathering Company . . . . . . . . . . . . . . . . . . . . . . . . .  Colorado
K N Front Range Operating Company (inactive)  . . . . . . . . . . . . . . . . . . .  Colorado
K N Gas Gathering, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Colorado
K N Gas Marketing, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Colorado
K N Gas Supply Services, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . .  Colorado
K N Interstate Gas Transmission Co. . . . . . . . . . . . . . . . . . . . . . . . .  Colorado
K N Optima Company (inactive) . . . . . . . . . . . . . . . . . . . . . . . . . . .  Colorado
K N Production Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Delaware
K N Trading, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Delaware
K N TransColorado, Inc. (inactive)  . . . . . . . . . . . . . . . . . . . . . . . .  Colorado
K N Wattenberg Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Colorado





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

K N Wattenberg Transmission Limited Liability Company . . . . . . . . . . . . . . .  Colorado
Midlands Transportation Company (inactive)  . . . . . . . . . . . . . . . . . . . .  Kansas
Northern Gas Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Wyoming
Picor Pipeline Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Delaware
R M N G Gathering Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Colorado
RRP Financing Corporation . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Delaware
Red River Gas Pipeline Corporation  . . . . . . . . . . . . . . . . . . . . . . . .  Delaware
Rocky Mountain Natural Gas Company  . . . . . . . . . . . . . . . . . . . . . . . .  Colorado
Slurco Corporation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Colorado
Slurco, Inc. (inactive) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Kansas
Sunflower Pipeline Company (inactive) . . . . . . . . . . . . . . . . . . . . . . .  Kansas
TCP Gathering Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Colorado
Westar Transmission Company . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Delaware
Wyoming Gasmark, Inc. (inactive)  . . . . . . . . . . . . . . . . . . . . . . . . .  Delaware
Wind River Gathering Company  . . . . . . . . . . . . . . . . . . . . . . . . . . .  Colorado

All of the subsidiaries named above are included in the consolidated financial statements of the Registrant included herein.





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